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                                   Exhibit 1

                    Filing Agreement dated January 2, 2001
                        Re: Joint Filing of Schedule 13D

The undersigned hereby agree that:

          (i) each of them is individually eligible to use Amendment No. 2 to the Schedule 13D attached hereto;

          (ii) the attached Amendment No. 2 to the Schedule 13D is filed on behalf of each of them;

          (iii) each of them is responsible for the timely filing of such Amendment No. 2 to the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning itself; but none of them is responsible for the completeness and accuracy of the information concerning the other persons making the filing, unless it knows or has reason to believe that such information is inaccurate.


                              COURT SQUARE CAPITAL LIMITED

                              By:   /s/Charles E. Corpening
                                 -----------------------------
                              Name:  Charles E. Corpening
                              Title:  Vice President


                              CITICORP BANKING CORPORATION

                              By:   /s/ William Wolf
                                 -----------------------------
                              Name:  William Wolf
                              Title:  Senior Vice President


                              CITICORP

                              By:    /s/ Joseph B. Wollard
                                 ------------------------------
                              Name:  Joseph B. Wollard
                              Title:  Assistant Secretary


                              CITIGROUP HOLDINGS COMPANY

                              By:   /s/ Joseph B. Wollard
                                 ------------------------------
                              Name:  Joseph B. Wollard
                              Title:  Assistant Secretary


                              CITIGROUP INC.

                              By:   /s/ Joseph B. Wollard
                                 ------------------------------
                              Name:  Joseph B. Wollard
                              Title:  Assistant Secretary